                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 22, 2003
                                                    (December 22, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                           0-30417                         98-0131394
(State or other jurisdiction            (Commission File         (IRS Employer Identification No.)
      of incorporation)                      Number)

5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                                    77056
 (Address of principal executive offices)                                    (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Monthly Operating Report of Philip Services Corporation for the period November 1, 2003 to November 30, 2003.




ITEM 9. REGULATION FD DISCLOSURE.

         On December 22, 2003 Philip Services Corporation (the "Company") (OTC:PSCDQ.PK; TSE:PSC) filed its monthly operating report for the period November 1, 2003 to November 30, 2003, with the United States Bankruptcy Court for the Southern District of Texas, a copy of which is attached hereto as
Exhibit 99.1, in connection with the filing of the voluntary petitions for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code of the Company and most of its wholly-owned U.S. subsidiaries (collectively, the "Debtors"). The Debtors' cases have been consolidated and are being jointly administered under case number 03-37718-H2-11.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHILIP SERVICES CORPORATION


Date:  December 22, 2003                        By:   /s/ Michael W. Ramirez
                                                    ---------------------------
                                                    Michael W. Ramirez
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT
-----------       --------
   99.1           Monthly Operating Report of Philip Services Corporation for
                  the period November 1, 2003 to November 30, 2003.